                                                                    Exhibit 99.3

================================================================================

                          SLM STUDENT LOAN TRUST 2000-3

                       ADMINISTRATION AGREEMENT SUPPLEMENT

                           Dated as of April 26, 2000

                                       to

                         MASTER ADMINISTRATION AGREEMENT

                             Dated as of May 1, 1997

                                     Between

                             SLM FUNDING CORPORATION

                                       and

                       STUDENT LOAN MARKETING ASSOCIATION

================================================================================

      SLM Student Loan Trust 2000-3 Administration Agreement Supplement dated as of April 26, 2000 (the "Supplement") to the Master Administration Agreement dated as of May 1, 1997 (the "Agreement") between SLM Funding Corporation (the "Seller") and Student Loan Marketing Association (the "Administrator").

      This Supplement is being delivered to the Administrator pursuant to and in satisfaction of the conditions set forth in Section 1.2(a) of the Agreement with respect to SLM Student Loan Trust 2000-3 (the "Trust"). The provisions of this Supplement shall be applicable only to SLM Student Loan Trust 2000-3.

      General. Any reference in the Agreement to a term listed in the left column below shall be deemed to mean the term listed opposite it in the right column below:

      Certificate Balance           Certificate Principal Balance

      Certificate Balance           Certificate Principal Distribution Amount
      Distribution Amount

      Certificate Balance           Certificate Principal Shortfall
      Shortfall

      Certificateholders' Return    Certificateholders' Interest
      Distribution Amount           Distribution Amount

      Certificate Return            Certificate Interest
      Shortfall                     Shortfall

      return                        interest

      Initial Certificate Balance   Initial Certificate Principal Balance

1. The following entities are hereby designated in accordance with clause 1 of
Section 1.2(a) of the Agreement:

      The Trust: SLM Student Loan Trust 2000-3
      The Eligible Lender Trustee: Chase Manhattan Bank Delaware
      The Interim Eligible Lender Trustee: Chase Manhattan Bank
         Delaware
      The Indenture Trustee: Bankers Trust Company

      The initial deposit into the Collection Account on the Closing Date in accordance with Section 2.6.C of the Agreement shall be: $0.

2. Attached hereto are (i) Appendix A (SLM Student Loan Trust 2000-3) containing those definitions which shall be applicable to this Supplement and to the Agreement in connection with the Trust and this Supplement in place of the definitions contained in Appendix A (Master) attached to the Agreement; and (ii) a cross-reference table indicating modifications to the articles and sections of the Basic Documents referred to in the Agreement.

3. Each of the Basic Documents (other than the Agreement) has been executed and delivered by each of the parties thereto, are being delivered to the Administrator together with this Supplement and are in substantially the respective forms attached to the Agreement as Exhibits B through I;

4. Notwithstanding anything to the contrary set forth in Section 2.3.C.2 of the Agreement, the Indenture Trustee shall have no liability or obligation in respect of any failed Delivery, as contemplated therein, other than with respect to a Delivery which fails as a result of any action or inaction on behalf of the Indenture Trustee.

5. The Agreement is hereby modified for purposes of SLM Student Loan Trust 2000-3 only as follows:

      (a)   Section 2.2B is deleted and replaced with the following:

      B. The Administrator shall be responsible for performance of the duties of the Eligible Lender Trustee set forth in Section 5.4 of the Trust Agreement.

      (b)   Section 2.7C is deleted and replaced with the following:

      C. The Administrator shall instruct the Indenture Trustee in writing no later than the second business day preceding each Distribution Date (based on the information contained in the Administrator's Certificate and the related Servicer's Report delivered pursuant to Section 3.1 (A) and (C)) to make the following deposits and distributions to the Persons or to the account specified below by 1:00 p.m. (New York time) on such Distribution Date, to the extent of the amount of Available Funds in the Collection Account, in the following order of priority, and the Indenture Trustee shall comply with such instructions:

      1.    to the Servicer, the Primary Servicing Fee due on such Distribution
            Date;

      2. to the Administrator, from the amount of Available Funds remaining after the application of clause 1, the Administration Fee due on such Distribution Date and all unpaid Administration Fees from prior Collection Periods;

      3. to the Swap Counterparties, pro rata (in proportion to their respective entitlements under the Swap Agreements), from the amount of Available Funds remaining after the application of clauses 1 and 2, the Swap Fees due on such Distribution Date and all unpaid Swap Fees from prior Distribution Dates;

      4. to the Noteholders, from the amount of Available Funds remaining after the application of clauses 1 through 3, the Noteholders' Interest Distribution Amount, ratably, without preference or priority of any kind, according to the amounts payable on the Notes in respect of Noteholders' Interest Distribution Amount;

      5. to the Eligible Lender Trustee on behalf of the Certificateholders, from the amount of Available Funds remaining after the application of clauses 1 through 4, the Certificateholders' Interest Distribution Amount, for distribution by the Eligible Lender Trustee pursuant to the Trust Agreement, ratably, without preference or priority of any kind, according to the amounts payable in respect of Certificateholders' Interest Distribution Amount;

      6. to the Class A-1 Noteholders, from the amount of Available Funds remaining after the application of clauses 1 through 5, the Noteholders' Principal Distribution Amount, ratably, without preference or priority of any kind, according to the amounts payable on the Class A-1 Notes for principal;

      7. on each Distribution Date on and after which the Class A-1 Notes have been paid in full, to the Class A-2 Noteholders, from the amount of Available Funds remaining after the application of clauses 1 through 6, the Noteholders' Principal Distribution Amount, ratably, without preference or priority of any kind, according to the amounts payable on the Class A-2 Notes for principal;

      8. on each Distribution Date on and after the date on which the Notes have been paid in full, to the Eligible Lender Trustee on behalf of the Certificateholders, from the amount of Available Funds remaining after the application of clauses 1 through 7, the Certificate Principal Distribution Amount for distribution by the Eligible Lender Trustee pursuant to the Trust Agreement, ratably, without preference or priority of any kind, according to the amounts payable in respect of the Certificate Principal Balance;

      9. to the Reserve Account, from the amount of Available Funds remaining after the application of clauses 1 through 8, the amount, if any, necessary to reinstate the balance of the Reserve Account up to the Specified Reserve Account Balance;

      10. to the Swap Counterparties,pro rata (in proportion to their respective entitlements under the Swap Agreements), from the amount of Available Funds remaining after the application of clauses 1 through 9, the aggregate unpaid amount of any Swap Payments, if any;

      11. to the Servicer, from the amount of Available Funds remaining after the application of clauses 1 through 10, the aggregate unpaid amount of the Carryover Servicing Fee, if any; and

      12. to the Reserve Account, the amount of Available Funds remaining after the application of clauses 1 through 11.

      Notwithstanding the foregoing, if (a) on any Distribution Date following all distributions to be made on such Distribution Date the Outstanding Amount of the Notes would be in excess of (i) the outstanding principal balance of the Trust Student Loans plus (ii) any accrued but unpaid interest on the Trust Student Loans as of the last day of the related Collection Period plus (iii) the balance of the Reserve Account on such Distribution Date following such distributions minus (iv) the Specified Reserve Account Balance for that Distribution Date, or (b) an Insolvency Event with respect to the Seller or an Event of Default has occurred and is continuing, then, until the conditions described in (a) or (b) no longer exist, amounts on deposit in the Collection Account and the Reserve Account shall be applied on such Distribution Date to the payment of the Noteholders' Distribution Amount before any amounts are applied to the payment of the Certiicateholders' Distribution Amount.

      (c) Section 2.8 is deleted and replaced with the following:

Section 2.8 Reserve Account.

      A. On the Closing Date, the Issuer shall deposit the Reserve Account Initial Deposit into the Reserve Account.

      B.1. In the event that the Primary Servicing Fee for any Monthly Servicing Payment Date or Distribution Date exceeds the amount distributed to the Servicer pursuant to Sections 2.7B and 2.7C.1 on such Monthly Servicing Payment Date or Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Servicer; provided, however, that, except as provided in Sections 2.8C(C) and 2.8D, amounts on deposit in the Reserve Account will not be available to cover any unpaid Carryover Servicing Fees to the Servicer.

      2. In the event that the Administration Fee for any Distribution Date exceeds the amount distributed to the Administrator pursuant to
            Section 2.7C.2 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on each Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph B.1 above, and to distribute such amount to the Administrator.

      3. In the event that the Swap Fees for any Distribution Date exceed the amount distributed to the Swap Counterparties pursuant to Section 2.7C.3 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on each Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 and B.2 above, and to distribute such amount pro rata (in proportion to their respective entitlements under the Swap Agreements) to the Swap Counterparties.

      4. In the event that the Noteholders' Interest Distribution Amount and the Certificateholders' Interest Distribution Amount for a Distribution Date exceeds the amount distributed to the Noteholders and to the Certificateholders pursuant to Section 2.7C.4 and C.5 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 through B.3 above, and to distribute such amount to the Noteholders and to the Certificateholders entitled thereto, in the same order and priority as is set forth in Sections 2.7C.4 and C.5 subject to the last paragraph of Section 2.7C.

      5. In the event that the Noteholders' Principal Distribution Amount on the Final Distribution Date with respect to each Class of Notes exceeds the amount distributed to such Noteholders pursuant to Section

            2.7C.6 and 2.7C.7 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such final Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 through B.4 above, and to distribute such amount to the Noteholders entitled thereto, in the same order and priority as is set forth in Sections 2.7C.6 and 2.7C.7.

      6. In the event that the Certificateholders' Principal Distribution Amount on the final Distribution Date with respect to the Certificates exceeds the amount distributed to the Certificateholders pursuant to Section 2.7C.8 on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs B.1 through B.5 above, and to distribute such amount to the Eligible Lender Trustee on behalf of the Certificateholders, for distribution to the Certificateholders entitled thereto.

      C.1. After giving effect to Section 2.8B, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date other than pursuant to this paragraph C.1) is greater than the Specified Reserve Account Balance for such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing (A) to pay to the Noteholders out of such excess in the Reserve Account an amount equal to the Note Principal Shortfall, if any; (B) to pay to the Certificateholders out of such excess in the Reserve Account an amount equal to the Certificate Principal Shortfall, if any; (C) to pay the Swap Counterparties, pro rata (in proportion to their respective entitlements under the Swap Agreements), out of such excess in the Reserve Account an amount equal to the amount described in Section 2.7C.10 for such Distribution Date (to the extent not otherwise paid to the Swap Counterparties on such Distribution Date); (D) to pay to the Servicer out of such excess in the Reserve Account an amount equal to the amount described in Section 2.7C.11 for such Distribution Date (to the extent not otherwise paid to the Servicer on such Distribution Date); (E) in the event the Trust Student Loans are not sold pursuant to Section 6.1A, to pay as an accelerated payment of principal balance of the Notes or Certificate Balance, as the case may be, first to the Noteholders in the same order and priority as is set forth in Sections 2.7C.6 and C.7 until the principal amount of the Notes is paid in full and then to the Certificateholders until the Certificate Principal Balance is reduced to zero, provided that the amount of such distribution shall not exceed the outstanding principal balance of the Notes or the Certificates, as applicable, after giving effect to all other payments in respect of principal of Notes and Certificates to be made on such date; and (F) to distribute the remaining amount of such excess (i) to the Seller, to the extent of any portion thereof that is attributable to the reduction from time to time of the Specified Reserve Account Balance, and (ii) to the Seller or its assignee, as holder of the Excess Distribution Certificate, any remaining portion thereof. Amounts properly distributed to the Seller or such holder pursuant to this paragraph C.1 shall be deemed released from the Trust Estate and the security interest therein granted to the Indenture Trustee, and the Seller or such holder shall in no event thereafter be required to refund any such distributed amounts.

      C.2. In the event of a termination of a Swap Agreement that requires the Trust to make a termination payment to the applicable Swap Counterparty, such termination payment shall be paid in the same order of priority as the Swap Fee in Sections 2.7C.3 and 2.8B.3 and the Swap Payment in Sections 2.7C.10 and 2.8C.1(C), as the case may be; provided, however, that in the event that the Trust is required to make a termination payment to a Swap Counterparty as a result of (i) an Event of Default (as such term is defined in the Swap Agreement) where the Swap Counterparty is the Defaulting Party (as such term is defined in the Swap Agreement) or (ii) a Termination Event (as such term is defined in the Swap Agreement), such termination payment will be subordinate in priority to the right of the Noteholders to receive the Noteholders' Distribution Amount and to the Certificateholders to receive the Certificateholders' Distribution Amount and, if necessary, to the reinstatement of the balance of the Reserve Account up to the Specified Reserve Account Balance. In the event of a termination of a Swap Agreement that requires the Trust to make a termination payment to the applicable Swap Counterparty except as described in the proviso above, the Administrator promptly shall notify the Rating Agencies of such requirement and, within thirty (30) days of such termination payment, shall provide to the Rating Agencies cash flows and such other financial information with respect to the Trust as the Rating Agencies may reasonably request.

      D. On the final Distribution Date upon termination of the Trust and following the payment in full of the aggregate outstanding principal balance of the Notes and the Certificate Principal Balance and of all other amounts (other than Swap Payments and Carryover Servicing Fees) owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders, Certificateholders, the Servicer, the Administrator or the Swap Counterparties, to the extent that Available Funds on such date are insufficient to make the following payments, amounts remaining in the Reserve Account shall be used first to pay any unpaid Swap Payments and second to pay any Carryover

Servicing Fees. Any amount remaining on deposit in the Reserve Account after such payments have been made shall be distributed to the Seller. The Seller shall in no event be required to refund any amounts properly distributed pursuant to this Section 2.8D.

      E. Anything in this Section 2.8 to the contrary notwithstanding, if the market value of securities and cash in the Reserve Account is on any Distribution Date sufficient to pay the remaining principal amount of and interest accrued on the Notes, to reduce the Certificate Principal Balance to zero and to pay any accrued return thereon and to pay any unpaid Swap Payments and Carryover Servicing Fee, such amount will be so applied on such Distribution Date and the Administrator shall instruct the Eligible Lender Trustee and the Indenture Trustee to make such payments.

      (d) Section 2.9.e is deleted, Sections 2.9.f-j are redesignated as Sections 2.9.e-i and the following is inserted as Section 2.9.j:

            j. The amount of the Swap Fee and Swap Payments made to the Swap Counterparties on such Distribution Date;

In addition, the first sentence of the first paragraph after Section 2.9.n is deleted and replaced with the following:

      Each amount set forth pursuant to clauses (a), (b), (c), (d), (h), (i) and
(l) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note or Certificate, as applicable.

      (e) The last sentence of Section 3.1D is deleted and replaced with the following:

      In connection therewith, the Administrator shall calculate the T-Bill Rate and Three-Month LIBOR or Six-Month LIBOR, as applicable, in accordance with the definitions thereof and shall also determine the Student Loan Rate with respect to such Distribution Date. In addition, the Administrator hereby accepts the delegation to it of the obligations of the "Calculation Agent" under the Swap Agreements.

      (f) A new subparagraph, 4.2 (iv), is inserted as follows:

      and
      (iv) any claim for failure to comply with the provisions of 34 CFR Sec. 682.203(b) (other than for the Eligible Lender Trustee's failure to qualify as an eligible lender under the Act).

In addition, the "or" is deleted from subparagraph 4.2 (ii) and the "." is deleted from subparagraph 4.2 (iii) and is replaced ";".

      (g) Sections 6.1A and B are deleted and replaced with the following:
Section 6.1  Termination.

      A. Optional Purchase of All Trust Student Loans. The Administrator shall notify the Seller and the Indenture Trustee in writing, within 15 days after the last day of any Collection Period as of which the then outstanding Pool Balance is 12% or less of the Initial Pool Balance, of the percentage that the then outstanding Pool Balance bears to the Initial Pool Balance. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Eligible Lender Trustee on behalf and at the direction of the Seller, or any other "eligible lender" (within the meaning of the Higher Education Act) designated by the Seller in writing to the Eligible Lender Trustee and the Indenture Trustee, shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Seller shall deposit pursuant to Section 2.6 in the Collection Account an amount equal to the aggregate Purchase Amount for the Trust Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Seller, the Eligible Lender Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust; provided, however, that the Seller may not effect such purchase if such aggregate Purchase Amounts do not equal or exceed the Minimum Purchase Amount plus any amounts owing to the Swap Counterparties and any Carryover Servicing Fees. In the event the Seller fails to notify the Eligible Lender Trustee and the Indenture Trustee in writing prior to the acceptance by the Indenture Trustee of a bid to purchase the Trust Estate pursuant to Section 4.4 of the Indenture that the Seller intends to exercise its option to purchase the Trust Estate, the Seller shall be deemed to have waived its option to purchase the Trust Estate as long as the Seller has received 5 business days' notice from the Indenture Trustee as provided in Section 4.4 of the Indenture.

      B. Insolvency of the Seller. Upon any sale of the assets of the Trust pursuant to Section 9.2 of the Trust Agreement, the Administrator shall instruct the Indenture Trustee in writing to deposit the net proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Insolvency Proceeds") in the Collection Account. On the first Distribution Date following the date on which the Insolvency Proceeds are deposited in the Collection Account, the

Administrator shall instruct the Indenture Trustee to make the following distributions (after the application on such Distribution Date of the amount of Available Funds and amounts on deposit in the Reserve Account pursuant to Sections 2.7 and 2.8) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence):

      a. to the Noteholders, any unpaid Noteholders' Interest Distribution Amount for such Distribution Date as set forth in Sections 2.7C.4;

      b. to the Noteholders, the outstanding principal balance of the Notes in the same order and priority as is set forth in Sections 2.7C.6 and C.7;

      c. to the Certificateholders, any unpaid Certificate Interest Distribution Amount for such Distribution Date;

      d.    to the Certificateholders, the Certificate Principal Balance;

      e. to the Swap Counterparties, pro rata (in proportion to their respective entitlements under the Swap Agreements), any unpaid Swap Payments; and

      f.    to the Servicer, any unpaid Carryover Servicing Fees.

      Any investment on deposit in the Reserve Account that will not mature on or before such Distribution Date shall be sold by the Indenture Trustee at such time as will result in the Indenture Trustee receiving the proceeds from such sale not later than the Business Day preceding such Distribution Date. Any Insolvency Proceeds remaining after the deposits described above shall be paid to the Seller.

      (h) Section 8.5 is amended by inserting at the end of the first paragraph the following:

      and that such action will not materially adversely affect (i) the Trust's ability to enforce or protect its rights or remedies under the Swap Agreements, (ii) the ability of the Trust to timely and fully perform its obligations under the Swap Agreements or (iii) any of the Trust's obligations under the Swap Agreements or any swap transaction under such agreements. Any such amendment, modification or supplement without the applicable Swap Counterparty's consent shall not be binding on that Swap Counterparty.

6. Each of the parties named on the signature pages to this Supplement by execution of this Supplement agrees, for the benefit of the Administrator and the other signatories hereto, to be bound by the terms of the Agreement in connection with the Trust, this Supplement and the other Basic Documents to the extent reference is made in the Agreement to such party. The rights and obligations of such parties under the Agreement resulting from the execution of this Supplement (other than the Seller) shall be applicable only with respect to the Trust, this Supplement and the other Basic Documents.

      This Supplement shall be construed in accordance with the laws of the State of New York, without reference to the conflict of law provisions thereof, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      This Supplement may be executed in counterparts, each of which when so executed shall together constitute but one and the same instrument. IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered as of the date first above written.

                                    SLM FUNDING CORPORATION

                                        /s/ J. Lance Franke
                                    By:_____________________________

                                    Name: J. Lance Franke

                                    Title: Chief Financial Officer


                                    SALLIE MAE SERVICING CORPORATION

                                        /s/ Thomas P. Brisson
                                    By:_____________________________

                                    Name: Thomas P. Brisson

                                    Title: Vice President


                                    SLM STUDENT LOAN TRUST 2000-3

                                    By Chase Manhattan Bank Delaware, not in its individual capacity but solely as Eligible Lender Trustee

                                        /s/ John J. Cashin
                                    By:_____________________________

                                    Name: John J. Cashin

                                    Title: Vice President

                                    CHASE MANHATTAN BANK DELAWARE, not in its individual capacity but solely as Eligible Lender Trustee

                                        /s/ John J. Cashin
                                    By:_____________________________

                                    Name: John J. Cashin

                                    Title: Vice President


                                    BANKERS TRUST COMPANY
                                    not in its individual capacity but solely as Indenture Trustee

                                        /s/ Raymond Delli Colli
                                    By:_____________________________

                                    Name: Raymond Delli Colli

                                    Title: Vice President

The Administrator hereby acknowledges receipt of the foregoing Supplement and hereby confirms to the Seller and the other signatories to the foregoing Supplement that the representations of the Administrator contained in Article V of the Agreement are true and correct as of the date of such Supplement.

STUDENT LOAN MARKETING ASSOCIATION

    /s/ Michael E. Sheehan
By:_______________________________

Name: Michael E. Sheehan

Title: Vice President